Summary Prospectus August 27, 2010

Natixis Cash Management Trust —

Money Market Series

Ticker Symbol: Class A (NEMXX), Class B (NMBXX) and Class C (NVCXX)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.ga.natixis.com/funddocuments. You can also get this information at no cost by calling 800-225-5478 or by sending an e-mail request to NatixisFunds@ga.natixis.com. The Fund’s Prospectus and Statement of Additional Information (“SAI”), each dated August 27, 2010 are incorporated by reference into this Summary Prospectus.

Investment Goal

Natixis Cash Management Trust- Money Market Series (the “Fund”) seeks maximum current income consistent with preservation of capital and liquidity.

Fund Fees & Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

	Class A		Class B		Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None		None		None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	[1]	None	[1]	None	[1]
Redemption fees	None		None		None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C
Management fees	0.35%	0.35%	0.35%
Distribution and/or service (12b-1) fees	None	None	None
Other expenses	0.37%	0.37%	0.37%
Total annual fund operating expenses[2]	0.72%	0.72%	0.72%
Fee waiver and/or expense reimbursement[3,4]	0.07%	0.07%	0.07%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.65%	0.65%	0.65%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and on Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class B	Class C
1 year	$66	$66	$66
3 years	$223	$223	$223
5 years	$394	$394	$394
10 years	$888	$888	$888

1	Shares of each class are sold without any sales charge. However, shares may be subject to a Contingent Deferred Sales Charge (“CDSC”) if the shares were purchased by exchange from another Natixis Fund. See the section “Exchanging Shares” in the Prospectus.
2	Total annual fund operating expenses have been restated to exclude certain non-recurring expenses.
3	The Fund’s investment adviser has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.65% of the Fund’s average daily net assets for each of Class A, B and C shares exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through August 31, 2011, and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Fund’s investment adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 0.65% of the Fund’s average daily net assets for Class A, B and C shares. The Fund will not be obligated to re-pay any such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.
4	The Fund’s investment adviser has temporarily agreed to waive its management fee and/or reimburse certain expenses (in addition to fees waived and/or expenses reimbursed under the expense limitation agreement) to the extent necessary to maintain a constant net asset value of $1.00 per share. This agreement is voluntary and may be terminated at any time. Total annual fund operating expenses after voluntary waivers/reimbursements were 0.34%, 0.34% and 0.35% for Class A, B and C shares, respectively.

Investments, Risks and Performance

Principal Investment Strategies

The Fund will invest up to 100% of its assets in high-quality, short-term, U.S. dollar-denominated money market investments issued by U.S. and foreign issuers. Examples of these investments include certificates of deposit, bankers’ acceptances or bank notes, securities issued or guaranteed by the U.S. government, commercial paper, repurchase agreements, other corporate debt obligations and cash. The Fund seeks to maintain a stable $1.00 share price.

The Fund’s subadviser will manage the Fund’s portfolio in compliance with regulatory requirements for money market funds. Among other things, these normally require the Fund to (1) hold investments which are rated in the two highest rating categories or tiers as rated by one or more credit agencies, (2) acquire securities with a remaining maturity of 397 days or less (45 days or less for second-tier securities), (3) maintain a weighted average portfolio maturity of 60 days or less, (4) maintain a maximum 120-day weighted average life to maturity (which limits the ability of the Fund to invest in longer term adjustable-rate securities), and (5) meet daily and weekly liquid asset requirements. The Fund is also diversified, which limits its exposure to any given issuer.

Principal Investment Risks

Credit Risk: An issuer may be unable or unwilling to make payments of principal and interest when due. Credit risk also includes the risk of default. These events could cause the Fund’s share price or yield to fall.

Financial Services Industry Risk: Because it may invest a significant portion of its assets in the obligations of banks and other financial services companies, the Fund is subject to a number of risks generally associated with investments in the financial services industry, such as credit risk, interest rate risk and regulatory developments related to the financial services industry. Changes in government regulation and interest rates can have a substantial negative impact on the financial services industry.

Foreign Investment Risk: The Fund’s investment in foreign securities, including American Depositary Receipts, are subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities.

Interest Rate Risk: Changes in interest rates may cause the value of the Fund’s investments to decrease. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. A period of low interest rates may cause the Fund to have a low or negative yield, potentially reducing the value of your investment.

Money Market Fund Risk: An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Fund’s investment adviser, subadviser or their affiliates to enter into support agreements or take other actions to maintain the Fund’s $1.00 share price or prevent the Fund from having negative yield. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. During periods of actual or anticipated redemption pressures, the Fund may need to increase its holdings of liquid securities, which could also limit the Fund’s returns. The actions of a few large investors in one class of shares of the Fund may have a significant adverse effect on the share prices of all classes of shares of the Fund. Regulations applicable to money market funds restrict the quality and types of investments the Fund may acquire, which tend to limit the Fund’s return. Any additional regulations could further impact the way that the Fund is managed, possibly negatively impacting its return.

Risk/Return Bar Chart and Table

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing the Fund’s average annual returns for the one-year, five-year and ten-year periods. The Fund’s past performance does not necessarily indicate how the Fund will perform in the future. The Fund’s current subadviser assumed its role in June 2001. The performance results shown below, for periods prior to that date, reflect results achieved by the previous subadviser. Updated performance information and current yield information is available online at www.ga.natixis.com and/or by calling the Fund toll-free at 800-225-5478.

Total Returns for Class A Shares

†	The Fund’s total return for Class A shares year-to-date as of June 30, 2010 was 0.00%.

Average Annual Total Returns
(for the periods ended December 31, 2009)	1 Year	5 Years	10 Years
Class A	0.36%	2.90%	2.56%
Class B	0.35%	2.90%	2.56%
Class C	0.36%	2.91%	2.56%

Management

Investment Adviser

Natixis Asset Management Advisors, L.P. (“Natixis Advisors”)

Subadviser

Reich & Tang Asset Management, LLC (“Reich & Tang”)

Purchase and Sale of Fund Shares

The following chart shows the investment minimums for various types of accounts:

Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$100
For shareholders participating in Natixis Funds’ Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$1,000	$100
Coverdell Education Savings Accounts	$500	$100

The Fund’s shares are available for purchase through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire or through the Automated Clearing House system. The Fund’s shares are redeemable on any business day through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, through the Automated Clearing House system, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan. Class B shares of the Fund are not currently offered for sale.

Tax Information

Fund distributions are generally taxable to you as ordinary income or capital gain, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally.

UM77-0910

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